SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2003

DITECH COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26209	94-2935531
(Commission File No.)	(IRS Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Item 9.   Regulation FD Disclosure.

                The information contained in this current report and in the accompanying exhibit is being furnished under Item 12, “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                On May 22, 2003, Ditech Communications Corporation issued a press release announcing its financial results for the quarter and year ended April 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DITECH COMMUNICATIONS CORPORATION

Dated: May 22, 2003	By:	/s/ William J. Tamblyn
William J. Tamblyn
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated as of May 22, 2003, announcing Ditech Communications Corporation Fiscal 2003 Full Year and Q4 Financial Results.